Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2026 Financial Results
Q2 total revenue growth of 13% year-over-year
Storage as a Service Offerings TCV sales growth of 24%
Increases full-year revenue and operating profit guidance

SANTA CLARA, Calif. — August 27, 2025 — Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world’s most advanced data storage technologies and services, today announced financial results for its second quarter fiscal year 2026 ended August 3, 2025.

“Our strong second quarter results demonstrate ever more customers' confidence in the value of the Pure Storage platform to advance their data storage and management now and into the future,” said Pure Storage CEO and Chairman Charles Giancarlo. "Today, enterprise applications are stuck in inflexible legacy systems that lock data in silos. With Purity and Pure Fusion, customers virtualize their storage to create their own Enterprise Data Cloud to unlock their data for business value.”

Second Quarter Financial Highlights

•Revenue $861.0 million, up 13% year-over-year
•Subscription services revenue $414.7 million, up 15% year-over-year
•Subscription annual recurring revenue (ARR) $1.8 billion, up 18% year-over-year
•Remaining performance obligations (RPO) $2.8 billion, up 22% year-over-year
•GAAP gross margin 70.2%; non-GAAP gross margin 72.1%
•GAAP operating income $4.9 million; non-GAAP operating income $130.0 million
•GAAP operating margin 0.6%; non-GAAP operating margin 15.1%
•Operating cash flow $212.2 million; free cash flow $150.1 million
•Total cash, cash equivalents, and marketable securities $1.5 billion
•Returned approximately $42 million to stockholders through share repurchases of 0.8 million shares.

“Pure Storage exceeded both its revenue and operating profit guidance in the second quarter, reflecting strong customer adoption of our platform strategy," said Pure Storage CFO Tarek Robbiati. "Looking ahead, we remain committed to executing on our strategic priorities to drive profitable growth and maintaining the flexibility to navigate evolving market conditions.”

Second Quarter Company Highlights

•A New Architectural Approach for Data & Storage Management
◦Introduced the Enterprise Data Cloud (EDC), an industry-changing architecture that transforms how organizations store and manage their data. Enabled by Pure Fusion, EDC sets a new standard for simplicity in intelligent and autonomous data and storage management, enabling organizations to prioritize business outcomes by abstracting away infrastructure.

•Accelerating Innovation with Next-Generation Products
◦Expanded Pure Storage’s portfolio with next-gen storage products, including FlashArray//XL, FlashArray//ST, and FlashBlade//S, built to support high-performance and scalable workloads across diverse enterprise use cases and offering unified block, file, and object storage capabilities.

•Enhancing Efficiency and Resilience
◦Launched Portworx for KubeVirt, a virtualization-centric storage solution for Kubernetes, enabling more cost-effective and simplified management of VM workloads using Red Hat OpenShift Virtualization Engine.

•Industry Recognition & Accolades
◦Listed in Fortune’s Best Workplaces in the Bay Area™ 2025 and 25 Best Large Workplaces in the Bay Area.
◦Named one of America’s Greatest Workplaces 2025 by Newsweek.
◦Recognized as part of DBTA’s 100 2025: The Companies That Matter Most in Data.
◦Recognized as part of CRN’s Top 25 IT Innovators of 2025.
◦Won Gold for Best Certification Program by Brandon Hall HCM Excellence Awards: "Pure Storage's IT Professional Certifications: Beyond the Badge".

Third Quarter and FY26 Guidance

Q3FY26
Revenue	$950M to $960M
Revenue YoY Growth Rate	14.3% to 15.5%
Non-GAAP Operating Income	$185M to $195M
Non-GAAP Operating Income YoY Growth Rate	10.6% to 16.6%

FY26
	Prior Guidance	New Guidance
Revenue	$3.515B	$3.60B to $3.63B
Revenue YoY Growth Rate	11%	13.5% to 14.5%
Non-GAAP Operating Income	$595M	$605M to $625M
Non-GAAP Operating Income YoY Growth Rate	6%	8.2% to 11.7%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating income year-over-year growth rate to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the second quarter fiscal 2026 results at 2:00 pm PT today, August 27, 2025. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate in a:

Product & Technology-Focused Meeting for Financial Analysts at Pure//Accelerate NYC
Date: Thursday, September 25, 2025

Register for Pure//Accelerate® 2025 and rethink what is possible. Join us on Thursday, September 25, 2025, in New York City as we make history and shape the future of storage and the industry. Hear from Pure Storage executives, including CEO Charles Giancarlo, and other world-leading experts as they share insights, strategies, and their vision for what’s ahead.

Accelerate Registration
The financial analyst meeting presentation will be webcast live and archived on the Pure Storage Investor Relations website at investor.purestorage.com.
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About Pure Storage

Pure Storage (NYSE: PSTG) delivers the industry’s most advanced data storage platform to store, manage, and protect the world’s data at any scale. With Pure Storage, organizations have ultimate simplicity and flexibility, saving time, money, and energy. From AI to archive, Pure Storage delivers a cloud experience with one unified Storage as-a-Service platform across on premises, cloud, and hosted environments. Our platform is built on our Evergreen architecture that evolves with your business – always getting newer and better with zero planned downtime, guaranteed. Our customers are actively increasing their capacity and processing power while significantly reducing their carbon and energy footprint. It’s easy to fall in love with Pure Storage, which is why we've received one of the highest Net Promoter Scores in the industry across the years. For more information, visit www.purestorage.com.

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Storage Trademark List are trademarks or registered trademarks of Pure Storage Inc. in the U.S. and/or other countries. The Trademark List can be found at purestorage.com/trademarks. Other names may be trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to our opportunity relating to hyperscale and AI environments, our ability to meet hyperscalers' performance and price requirements, our ability to expand with our current hyperscale customer and to land new hyperscale customers, our ability to meet the needs of hyperscalers for the entire spectrum of their online storage use cases, the timing and magnitude of large orders, including sales to hyperscalers, the timing and amount of revenue from hyperscaler licensing and support services, future period financial and business results, demand for our products and subscription services, including Evergreen//One, the relative sales mix between our subscription and consumption offerings and traditional capital expenditure sales, our technology and product strategy, specifically ongoing development and customer adoption of new products and the Enterprise Data Cloud architecture (including Pure Fusion™), priorities around sustainability and energy saving benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, the impact of inflation, currency fluctuations, tariffs, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, new technology investments and partnerships, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the fiscal year ended February 2, 2025. All information provided in this release and in the attachments is as of August 27, 2025, and Pure undertakes no duty to update this information unless required by law.

Key Performance Metrics

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Total Contract Value (TCV) Sales, or bookings, of Pure's Evergreen//One and similar consumption- and subscription-based offerings is an operating metric, representing the value of orders received during the period.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses such as stock-based compensation expense, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, restructuring costs related to severance and termination benefits, costs associated with the impairment and early exit of certain leased facilities, and unrealized gains and losses from mark-to-market adjustments on strategic investments that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Sandra Kerrigan – Investor Relations, Pure Storage
ir@purestorage.com

Tricia Stream – Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Second Quarter of Fiscal 2026	Fiscal 2025

Assets
Current assets:
Cash and cash equivalents	$887,849	$723,583
Marketable securities	649,661	798,237
Accounts receivable, net of allowance of $509 and $940	530,481	680,862
Inventory	46,812	42,810
Deferred commissions, current	104,795	99,286
Prepaid expenses and other current assets	305,140	222,501
Total current assets	2,524,738	2,567,279
Property and equipment, net	544,119	461,731
Operating lease right-of-use-assets	191,202	146,655
Deferred commissions, non-current	235,220	229,334
Intangible assets, net	11,143	19,074
Goodwill	361,427	361,427
Restricted cash	19,770	12,553
Other assets, non-current	138,918	165,889
Total assets	$4,026,537	$3,963,942

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$112,162	$112,385
Accrued compensation and benefits	212,869	230,040
Accrued expenses and other liabilities	156,720	156,791
Operating lease liabilities, current	46,460	43,489
Deferred revenue, current	1,006,197	953,836
Debt, current	—	100,000
Total current liabilities	1,534,408	1,596,541
Operating lease liabilities, non-current	176,253	137,277
Deferred revenue, non-current	904,867	841,467
Other liabilities, non-current	92,188	82,182
Total liabilities	2,707,716	2,657,467
Stockholders’ equity:
Common stock and additional paid-in capital	2,652,794	2,674,533
Accumulated other comprehensive income	1,916	954
Accumulated deficit	(1,335,889)	(1,369,012)
Total stockholders’ equity	1,318,821	1,306,475
Total liabilities and stockholders’ equity	$4,026,537	$3,963,942

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2026	2025	2026	2025

Revenue:
Product	$446,303	$402,595	$818,447	$749,979
Subscription services	414,699	361,176	821,040	707,271
Total revenue	861,002	763,771	1,639,487	1,457,250
Cost of revenue:
Product (1)	150,296	129,723	291,346	230,476
Subscription services (1)	106,370	93,968	207,652	190,988
Total cost of revenue	256,666	223,691	498,998	421,464
Gross profit	604,336	540,080	1,140,489	1,035,786
Operating expenses:
Research and development (1)	242,026	195,490	463,766	389,310
Sales and marketing (1)	285,890	250,267	564,402	501,239
General and administrative (1)	71,549	69,445	138,621	146,232
Restructuring and impairment (2)	—	—	—	15,901
Total operating expenses	599,465	515,202	1,166,789	1,052,682
Income (loss) from operations	4,871	24,878	(26,300)	(16,896)
Other income (expense), net	45,700	19,437	77,355	33,528
Income before provision for income taxes	50,571	44,315	51,055	16,632
Income tax provision	3,453	8,641	17,932	15,967
Net income	$47,118	$35,674	$33,123	$665

Net income per share attributable to common stockholders, basic	$0.14	$0.11	$0.10	$0.00
Net income per share attributable to common stockholders, diluted	$0.14	$0.10	$0.10	$0.00
Weighted-average shares used in computing net income per share attributable to common stockholders, basic	327,594	326,326	327,066	324,458
Weighted-average shares used in computing net income per share attributable to common stockholders, diluted	337,734	343,443	337,306	341,509

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$4,149	$3,445	$7,415	$6,227
Cost of revenue -- subscription services	8,559	7,961	15,721	16,832
Research and development	60,354	50,869	109,596	101,163
Sales and marketing	26,527	24,418	48,611	47,937
General and administrative	17,804	18,197	32,325	45,725
Total stock-based compensation expense	$117,393	$104,890	$213,668	$217,884
(2) Includes expenses for severance and termination benefits related to workforce realignment and lease impairment and abandonment charges associated with cease-use of our former corporate headquarters.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2026	2025	2026	2025

Cash flows from operating activities
Net income	$47,118	$35,674	$33,123	$665
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,927	35,884	69,697	69,827
Stock-based compensation expense	117,393	104,890	213,668	217,884
Noncash portion of lease impairment and abandonment	—	—	—	3,270
Unrealized gain on strategic investment	(27,966)	—	(30,401)	—
Other	3,887	1,120	7,027	2,726
Changes in operating assets and liabilities:
Accounts receivable, net	(119,161)	6,953	150,381	245,721
Inventory	(14,937)	(4,956)	(12,268)	(6,661)
Deferred commissions	(7,738)	(1,554)	(11,395)	6,153
Prepaid expenses and other assets	(13,961)	(17,787)	(33,401)	(27,006)
Operating lease right-of-use assets	11,561	8,406	19,958	16,528
Accounts payable	23,845	13,423	(3,146)	(13,158)
Accrued compensation and other liabilities	84,945	30,392	602	(78,732)
Operating lease liabilities	(12,275)	(8,031)	(23,513)	(18,257)
Deferred revenue	83,519	22,183	115,761	29,137
Net cash provided by operating activities	212,157	226,597	496,093	448,097
Cash flows from investing activities
Purchases of property and equipment (1)	(62,027)	(60,035)	(134,373)	(108,853)
Purchase of strategic investments	—	(1,081)	—	(6,081)
Purchases of marketable securities and other	(141,232)	(104,247)	(256,128)	(264,370)
Sales of marketable securities	252,780	10,735	270,987	48,424
Maturities of marketable securities	80,254	70,127	137,507	197,984
Net cash provided by (used in) investing activities	129,775	(84,501)	17,993	(132,896)
Cash flows from financing activities
Proceeds from exercise of stock options	8,099	4,545	13,458	17,768
Proceeds from issuance of common stock under employee stock purchase plan	—	—	27,240	25,328
Payments of deferred financing costs for revolving credit facility	(2,080)	—	(2,080)	—
Principal payments on borrowings and finance lease obligations	(100,000)	(2,836)	(101,125)	(3,935)
Tax withholding on vesting of equity awards	(56,161)	(74,208)	(117,461)	(86,686)
Repurchases of common stock	(42,242)	—	(162,178)	—
Net cash used in financing activities	(192,384)	(72,499)	(342,146)	(47,525)
Net increase in cash, cash equivalents and restricted cash	149,548	69,597	171,940	267,676
Cash, cash equivalents and restricted cash, beginning of period	760,142	910,210	737,750	712,131
Cash, cash equivalents and restricted cash, end of period	$909,690	$979,807	$909,690	$979,807
(1) Includes capitalized internal-use software costs of $8.7 million and $5.3 million for the second quarter of fiscal 2026 and 2025 and $15.6 million and $9.8 million for the first two quarters of fiscal 2026 and 2025.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Second Quarter of Fiscal 2026						Second Quarter of Fiscal 2025
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$4,149	(c)					$3,445	(c)
			127	(d)					224	(d)
			3,306	(e)					3,306	(e)
Gross profit --product	$296,007	66.3%	$7,582		$303,589	68.0%	$272,872	67.8%	$6,975		$279,847	69.5%

			$8,559	(c)					$7,961	(c)
			466	(d)					658	(d)
Gross profit -- subscription services	$308,329	74.4%	$9,025		$317,354	76.5%	$267,208	74.0%	$8,619		$275,827	76.4%

			$12,708	(c)					$11,406	(c)
			593	(d)					882	(d)
			3,306	(e)					3,306	(e)
Total gross profit	$604,336	70.2%	$16,607		$620,943	72.1%	$540,080	70.7%	$15,594		$555,674	72.8%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Second Quarter of Fiscal 2026						Second Quarter of Fiscal 2025
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$117,393	(c)					$104,890	(c)
			4,164	(d)					5,292	(d)
			3,536	(e)					3,536	(e)
Operating income	$4,871	0.6%	$125,093		$129,964	15.1%	$24,878	3.3%	$113,718		$138,596	18.1%

			$117,393	(c)					$104,890	(c)
			4,164	(d)					5,292	(d)
			3,536	(e)					3,536	(e)
			230	(f)					153	(f)
			(27,966)	(g)					—
Net income	$47,118		$97,357		$144,475		$35,674		$113,871		$149,545

Net income per share -- diluted	$0.14				$0.43		$0.10				$0.44
Weighted-average shares used in per share calculation -- diluted	337,734		—		337,734		343,443		—		343,443

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate amortization expense of debt issuance costs related to our debt.
(g) To eliminate unrealized gain from mark-to-market adjustment on strategic investment.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Second Quarter of Fiscal
	2026	2025
Net cash provided by operating activities	$212,157	$226,597
Less: purchases of property and equipment (1)	(62,027)	(60,035)
Free cash flow (non-GAAP)	$150,130	$166,562

(1) Includes capitalized internal-use software costs of $8.7 million and $5.3 million for the second quarter of fiscal 2026 and 2025.